Fees Summary	Mar. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 150,000,000.00
Previously Paid Amount	225.20
Total Fee Amount	7,111.02
Total Offset Amount	0.00
Net Fee	$ 6,885.82